UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03896

fpa U.S. VALUE FUND, inc.

(Exact name of registrant as specified in charter)

11601 WILSHIRE BLVD., STE. 1200

LOS ANGELES, CALIFORNIA 90025

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:
J. RICHARD ATWOOD, PRESIDENT FPA U.S. VALUE FUND, INC. 11601 WILSHIRE BLVD., STE. 1200 LOS ANGELES, CALIFORNIA 90025	MARK D. PERLOW, ESQ. DECHERT LLP ONE BUSH STREET, STE. 1600 SAN FRANCISCO, CA 94104

Registrant’s telephone number, including area code: (310) 473-0225

Date of fiscal year end: December 31

Date of reporting period: June 30, 2020

Item 1: Report to Shareholders.

Distributor:

UMB DISTRIBUTION SERVICES, LLC

235 West Galena Street
Milwaukee, Wisconsin 53212

Semi-Annual Report

June 30, 2020

FPA U.S. Value Fund, Inc.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, we intend to no longer mail paper copies of the Fund's shareholder reports, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the FPA Funds website (fpa.com/funds), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you prefer to receive shareholder reports and other communications electronically, you may update your mailing preferences with your financial intermediary, or enroll in e-delivery at fpa.com (for accounts held directly with the Fund).

You may elect to continue to receive paper copies of all future reports free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you may inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at (800) 638-3060. Your election to receive reports in paper will apply to all funds held with the FPA Funds or through your financial intermediary.

FPA U.S. VALUE FUND, INC.
LETTER TO SHAREHOLDERS

Introduction

In the second quarter, the FPA U.S. Value Fund, Inc.'s ("Fund") performance was 24.45%, which compares favorably to the 20.54% total return of the S&P 500 Index ("Index" or "S&P 500"). Year-to-date, the Fund's performance was 2.50% compared to the S&P 500 total return of -3.08%.1

The Fund's performance in the second quarter and first half of the year is mostly attributable to being exposed to the sectors we believe have sustainable, above average growth — and investing in high-quality companies within them that in our view are positioned to capture a disproportionate share of that growth.

The 10-year U.S. Treasury Yield remained close to historical lows at nearly 0.7% at the end of the second quarter as global economic growth looks to be even further challenged in the coming years due to the coronavirus pandemic. We believe secularly growing mid-to large-capitalization companies trading at compelling valuations will continue to be a favorable place to invest — especially relative to U.S. treasuries and other investment alternatives.

The Fund's performance over the past six quarters is representative of what we strive for and what we have confidence can be achieved over full market cycles. In 2019, during a strong bull market, the Fund generated more than the market's return, delivering 2.67% more than the S&P 500 total return. In the first quarter of 2020, which included one of the most abrupt bear markets we have witnessed in over a decade, the Fund managed to decline 1.96% less than the market. Then as the market rebounded in the second quarter, the Fund generated 3.91% more return than the Index. As a result, over the 18-month period ending June 30, 2020, the Fund delivered a 37.51% return (39.96%2 gross of fees and expenses) compared to the S&P 500 total return of 27.44%.3

What is worth emphasizing is that we delivered this performance over the past six quarters in a thoughtful, well diversified, risk-adjusted manner. First, we explained which sectors we purposefully avoided and underweighted as well as the reasoning behind the ones we were overweight. Second, while we were surgical in choosing our largest investments, our top 10 positions did not exceed more than half of the portfolio. Additionally, we averaged 63 investments over these 18 months, with approximately 40% average overlap with the Index. As we explained in our second half 2019 presentation, there are enough secular winners to find within the S&P 500 and the broader mid-to large-cap market that the reward is not commensurate with the risk from too much single stock concentration.

The bottom line is we believe we have created a better version of the Index. There are many great companies in the S&P 500 and several outside of it. However, there are a lot of mediocre and sub-par companies in the Index that we believe will have a difficult time growing at or above the rate of GDP growth in the coming years. As a result, when constructing the Fund's portfolio we feel it makes sense to begin by trying to eliminate the worst parts of the Index and then look to accentuate what we believe is the top 40%. If we are successful in continuing to do that, we believe the Fund will continue to generate meaningful, attractive risk-adjusted performance.

1  Source: Morningstar. Comparison to the S&P 500 Index is being used as a representation of the "market" and is for illustrative purposes only. The Fund does not include outperformance of any index or benchmark in its investment objectives.

2  Gross performance reflects the compounded monthly gross returns before the deduction of any fees or expenses. Gross performance is being shown for illustrative purposes only and it does not represent the return an investor can or should expect to receive. Actual returns would be lower if fees and expenses were included. Fund shareholders may only invest or redeem their shares at net asset value.

3  2019 net performance for the Fund was 34.16%. 2019 performance for the S&P 500 index was 31.49%.

Past performance is no guarantee, nor is it indicative, of future results.

FPA U.S. VALUE FUND, INC.
LETTER TO SHAREHOLDERS

(Continued)

Portfolio Commentary

We have stated several times in recent commentaries and presentations that we believe secular trends underpinning many of the Fund's portfolio companies' business models are robust enough to offset some macroeconomic weakness. These secular trends include increasing global smartphone penetration rates, the growth in direct-to-consumer/e-commerce business, increasing 'software-as-a-service' (SAAS) and adoption of cloud-based applications, and growth in digital payments. While the coronavirus pandemic has resulted in overall macroeconomic weakness, it has accelerated many of these established, strong underlying trends.

As a result, many of the Fund's portfolio companies are thriving in this environment and the market is bidding up the prices and valuations of many of these secular winners. These companies remain the overwhelming majority of the portfolio at approximately 75%. However, we feel it is prudent to be more diversified than where we were at the end of the first quarter and to allocate some capital to "vaccine stocks" that have lagged in the market recovery and trade at compelling valuations. We define a vaccine stock as a company that we believe has an above average business that has been disproportionately hurt by the pandemic — and that we believe will have a commensurate rebound once there is a COVID-19 vaccine and the global economy returns to pre-pandemic consumer behavior patterns. At the end of the second quarter, we had nearly 11% of the portfolio invested in such companies. Some examples are Adidas, Stryker, Madison Square Garden Sports, Disney, Automatic Data Processing, Airbus, JP Morgan, HCA Healthcare, Starbucks, Estee Lauder and CBRE.4

During the second quarter, we eliminated three positions that made up 1.0% of the March 31, 2020 portfolio, reduced the weighting of the 50 remaining positions by 5.3% to 90.4% and added 28 new positions representing 8.8% of the June 30 portfolio. These new positions are in companies we have been following and that were on our wish list to purchase. Most are not at full position sizes due to valuation, and thus we are prepared to add to them should we get the opportunity.

As of June 30, 2020, the Fund was invested in 78 companies (67 of which are disclosed), including 60 that are in the S&P 500. That leaves 440 other Index positions that are not held in the Fund. Moreover, since the 60 positions in common made up approximately 42% of the S&P 500's weighting, the Fund's active share was 58% compared to the Index as of June 30, 2020.5 At the same time, a majority of those 60 positions were overweight in the Fund relative to the Index. The Fund's remaining 18 investments were predominantly large-cap foreign companies and mid-to large-cap U.S. companies. Combined, those 18 companies made up 10.5% of the portfolio.

In terms of geography, 92.0% of the portfolio was in U.S. companies, while 7.2% was in foreign equities, as of June 30. By market capitalization, 93.2% of the disclosed portfolio was invested in large-cap companies — companies with market values above $10 billion, with just over 60% invested in mega-caps — companies with market values above $200 billion. The Fund's weighted average market cap was approximately $561 billion, while the Fund's median market cap was approximately $78 billion.

Regarding portfolio concentration, the Fund's top five positions made up 36.4% of the Fund compared to approximately 22.7% for the S&P 500. The Fund's top 10 positions made up approximately half of the portfolio versus 27.0% for the Index. Over time, our goal is to reduce the weighting of some of the Fund's largest positions and to increase some of the Fund's smallest ones as our conviction grows.

4  This is not a recommendation for a specific security and these securities may not be in the Fund at the time you receive this report. The information provided does not reflect all positions purchased, sold or recommended by FPA during the quarter.

5  Active share is a measure of the percentage of the Fund's holdings that differ from the holdings in the Fund's illustrative index. It is calculated by taking the sum of the absolute value of the differences of the weight of each holding in the Fund and the weight of each holding in the index and dividing by two.

FPA U.S. VALUE FUND, INC.
LETTER TO SHAREHOLDERS

(Continued)

From an industry exposure standpoint, the portfolio had disclosed investments in eight of the 11 sectors in the S&P 500. Combined, those eight sectors made up approximately 92% of the S&P 500 and 94% of the Fund's disclosed portfolio. Relative to the S&P 500, the portfolio is overweight information technology, communication services and consumer discretionary, and underweight healthcare, financials, industrials, consumer staples and real estate. At the end of the quarter, the Fund did not have any disclosed investments in utilities, energy and materials. Collectively, those three sectors made up 8.4% of the S&P 500.

The following are the disclosed sector exposure changes from the end of March 31 through June 30, 2020. We reduced the Fund's exposure to communication services from 26.1% to 23.5%, health care from 10.2% to 10.1%, financials from 4.0% to 3.2% and industrials from 3.1% to 2.1%; we increased information technology from 31.7% to 34.7% and consumer discretionary from 16.5% to 19.1%. Additionally, our disclosed investments in consumer staples stood at 1.3% and 0.2% in real estate.

Compared to the broader market, we believe the Fund's portfolio is of higher quality and has greater potential for revenue and earnings growth.6

	FPA U.S. Value Fund		S&P 500
Large Capitalization Holdings % of Portfolio	93.2%		97.4%
Top 5 Holdings % of Portfolio	36.4%		22.7%
Top 10 Holdings % of Portfolio	50.3%		27.0%
Foreign Securities % of Portfolio	7.2%		0.0%
12-Month Forward P/E7	32.7	x	23.2	x
Price/Book[8]	7.6	x	3.6	x
Return on Equity[9]	29.1%		25.3%
EPS[10] Growth Historical (2-year, $-weighted median)	23.3%		12.2%
EPS Growth Forecast (2-year, median)	33.5%		24.2%
Revenue Growth Historical (2-year, $-weighted median)	15.3%		9.4%
Revenue Growth Forecast (2-year, median)	10.7%		5.5%
Debt/Equity[11]	1.0	x	1.4	x
Median Market Capitalization[12] (billions)	$78.3		$21.6
Weighted Average Market Cap (billions)	$560.6		$388.5

Source: FPA, Mellon, Capital IQ. Data as of June 30, 2020. Data excludes undisclosed holdings. '% of Portfolio' statistics are based on net assets. Portfolio composition will change due to ongoing management of the Fund. Comparison to an index is for illustrative purposes only. The Fund does not include outperformance of any index or benchmark in its investment objectives.

6  The portfolio manager believes a high-quality company is one that is able to generate a return on capital in excess of its cost of capital for sustained periods of time.

7  The forward price-to-earnings (P/E) ratio is derived by dividing the price of the stock by the estimated one year of future per-share earnings and is used as a relative value comparison for a company's shares. Forward P/E numbers are estimates and subject to change.

8  Price/Book ratio is the current closing price of the stock divided by the latest quarter's book value per share.

9  Return on Equity measures a portfolio company's profitability by dividing net income before taxes less preferred dividends by the value of stockholders' equity.

10  EPS, or Earnings per Share, is the portion of a company's profit allocated to each share of common stock.

11  Debt/Equity (D/E) Ratio is calculated by dividing a company's total liabilities by its shareholder equity. These numbers are available on the balance sheet of a company's financial statements. The ratio is used to evaluate a company's financial leverage.

12  Market Cap, short for market capitalization, refers to the total dollar market value of a company's outstanding shares.

FPA U.S. VALUE FUND, INC.
LETTER TO SHAREHOLDERS

(Continued)

Q2 2020 Winners and Losers13

Winners	Performance Contribution	Losers	Performance Contribution
Amazon.com	2.57%	Airbus	-0.36%
Facebook	2.42%	Wells Fargo	-0.12%
Microsoft	2.30%	Alibaba Group	-0.09%
Alphabet	2.11%	Citigroup	-0.06%
Apple	1.91%	JPMorgan Chase	-0.06%

The Fund's biggest detractors to performance in the second quarter were largely in the aforementioned category we label as vaccine stocks. These companies are in industries such as banks, industrials as well as travel and entertainment. Many of these businesses have been disproportionately hurt by the pandemic and will likely not see their businesses rebound to 2019 levels for at least another couple of years. However, we believe their respective competitive positions remain intact and their valuations are compelling based on normalized earnings. As a result, we currently have nearly 11% of the portfolio invested in vaccine stocks and may increase or decrease our exposure over time.

The Fund's biggest contributors to performance in the quarter were its top five positions, which we dubbed FAAAM (pronounced 'fam') for Facebook, Amazon, Alphabet, Apple and Microsoft. We've discussed at length in past commentaries and presentations why we view these companies as long-term, secular winners in an increasingly cloud-based, digital, mobile, direct-to-consumer, e-commerce world. We stated in the first quarter commentary that the coronavirus pandemic was likely accelerating the established technological trends benefitting FAAAM and we believe this faster growth will continue after a Covid-19 vaccine emerges. Of course, there are risks to all industries and businesses. We are acutely aware of many of them as it relates to FAAAM, including various competitive and political ones. As such, we are continually monitoring them and managing our portfolio exposure accordingly.

Closing

We are optimistic that the Fund will generate good absolute and relative returns compared to the S&P 500 going forward.

13  Reflects top contributors and top detractors to the Fund's performance based on contribution-to-return. Contribution is presented gross of investment management fees, transactions costs, and Fund operating expenses, which if included, would reduce the returns presented. This is not a recommendation for a specific security and these securities may not be in the Fund at the time you receive this report. The information provided does not reflect all positions purchased, sold or recommended by FPA during the quarter. A copy of the methodology used and a list of every holding's contribution to the overall Fund's performance during the quarter is available by contacting FPA at crm@fpa.com. The portfolio holdings as of the most recent quarter-end may be obtained at www.fpa.com. It should not be assumed that recommendations made in the future will be profitable or will equal the performance of the securities listed. For a full list of holdings and weights by percentage of total assets please view the holdings report at the end of this Commentary.

Past performance is no guarantee, nor is it indicative, of future results. Please see Important Disclosures at the end of this commentary.

FPA U.S. VALUE FUND, INC.
LETTER TO SHAREHOLDERS

(Continued)

We look forward to delivering value for our fellow shareholders over the coming years. Thank you for your confidence and continued support.

Respectfully submitted,

Gregory R. Nathan
Portfolio Manager

July 2020

Important Disclosures

This update is for informational and discussion purposes only and does not constitute, and should not be construed as, an offer or solicitation for the purchase or sale of any securities, products or services discussed, and neither does it provide investment advice. Any such offer or solicitation shall only be made pursuant to the Fund's Prospectus, which supersedes the information contained herein in its entirety.

The views expressed herein and any forward-looking statements are as of the date of this publication and are those of the portfolio management team. Future events or results may vary significantly from those expressed and are subject to change at any time in response to changing circumstances and industry developments. This information and data has been prepared from sources believed reliable, but the accuracy and completeness of the information cannot be guaranteed and is not a complete summary or statement of all available data.

Portfolio composition will change due to ongoing management of the Fund. References to individual securities are for informational purposes only and should not be construed as recommendations by the Fund, the portfolio manager, the Adviser, or the distributor. It should not be assumed that future investments will be profitable or will equal the performance of the security examples discussed. The portfolio holdings as of the most recent quarter-end may be obtained at www.fpa.com.

Investments, including investments in mutual funds, carry risks and investors may lose principal value. Capital markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. The Fund may purchase foreign securities, including American Depository Receipts (ADRs) and other depository receipts, which are subject to interest rate, currency exchange rate, economic and political risks; these risks may be heightened when investing in emerging markets. Foreign investments, especially those of companies in emerging markets, can be riskier, less liquid, harder to value, and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for the Fund to value the securities. Differences in tax and accounting standards, difficulties in obtaining information about foreign companies, restrictions on receiving investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations, can all add to the risk and volatility of foreign investments.

FPA U.S. VALUE FUND, INC.
LETTER TO SHAREHOLDERS

(Continued)

Small and mid-cap stocks involve greater risks and may fluctuate in price more than larger company stocks. Groups of stocks, such as value and growth, go in and out of favor which may cause certain funds to underperform other equity funds.

Value style investing presents the risk that the holdings or securities may never reach their full market value because the market fails to recognize what the portfolio manager considers the true business value or because the portfolio manager has misjudged those values. In addition, value style investing may fall out of favor and underperform growth or other styles of investing during given periods.

Please refer to the Fund's Prospectus for a complete overview of the primary risks associated with the Fund.

In making any investment decision, you must rely on your own examination of the Fund, including the risks involved in an investment. Investments mentioned herein may not be suitable for all recipients and in each case, potential investors are advised not to make any investment decision unless they have taken independent advice from an appropriately authorized advisor. An investment in any security mentioned herein does not guarantee a positive return as securities are subject to market risks, including the potential loss of principal. You should not construe the contents of this document as legal, tax, investment or other advice or recommendations.

Index / Other Definitions

Debt/Equity is the measure of a company's financial leverage calculated by dividing its total liabilities by stockholder's equity.

EPS (Earnings per share) is the portion of a company's profit allocated to each outstanding share of common stock.

Price-to-Book (P/B) is a ratio used to compare a stock's market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter's book value per share.

Return on Equity measures a portfolio company's profitability by revealing how much profit a company generates with the money shareholders have invested.

Comparison to any index or peer group is for illustrative purposes only and should not be relied upon as a fully accurate measure of comparison. The Fund will be less diversified than the indices noted herein, and may hold non-index securities or securities that are not comparable to those contained in an index. Indices may hold positions that are not within the Fund's investment strategy. Indices are unmanaged and do not reflect any commissions or fees which would be incurred by an investor purchasing the underlying securities. The Fund does not include outperformance of any index or peer group in its investment objectives. An investor cannot invest directly in an index.

The S&P 500 Index includes a representative sample of 500 hundred companies in leading industries of the U.S. economy. The index focuses on the large-cap segment of the market, with over 80% coverage of U.S. equities, but is also considered a proxy for the total market.

The Russell 2500 Index consists of the 2,500 smallest companies in the Russell 3000 total capitalization universe and is considered a measure of small to mid-capitalization stock performance.

The Fund is distributed by UMB Distribution Services, LLC, 235 W. Galena Street, Milwaukee, WI, 53212.

FPA U.S. VALUE FUND, INC.
LETTER TO SHAREHOLDERS

(Continued)

The discussions of Fund investments represent the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities. While the Fund's managers believe that the Fund's holdings are value stocks, there can be no assurance that others will consider them as such. Further, investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on our current expectations, they are considered "forward-looking statements" which may or may not prove to be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

FPA U.S. VALUE FUND, INC.
PORTFOLIO SUMMARY

June 30, 2020 (Unaudited)

Common Stocks		99.2%
Internet Media	17.1%
E-Commerce Discretionary	9.7%
Consumer Finance	9.1%
Infrastructure Software	8.5%
Information Technology Services	5.9%
Application Software	5.7%
Communications Equipment	5.3%
Apparel, Footwear & Accessory Design	4.5%
Home Products Stores	3.4%
Managed Care	3.3%
Entertainment Content	2.7%
Cable & Satellite	2.4%
Medical Devices	2.1%
Life Science Equipment	1.8%
Entertainment Facilities	1.1%
Managed Health Care	1.0%
Insurance Brokers	1.0%
Household Products	1.0%
Health Care Services	1.0%
Diversified Banks	0.9%
Semiconductor Devices	0.8%
Restaurants	0.8%
Automotive Retailers	0.7%
Internet Based Services	0.6%
Commercial & Residential Building Equipment & Systems	0.6%
Defense Primes	0.6%
Private Equity	0.5%
Specialty Pharmaceuticals	0.5%
Aircraft & Parts	0.5%
Health Care Facilities	0.4%
Mass Merchants	0.3%
Real Estate Services	0.2%
Industrials	0.2%
Other Common Stocks	5.0%
Short-term Investments		0.6%
Other Assets And Liabilities, Net		0.2%
Net Assets		100.0%

FPA U.S. VALUE FUND, INC.
PORTFOLIO OF INVESTMENTS

June 30, 2020
(Unaudited)

COMMON STOCKS	Shares	Fair Value
INTERNET MEDIA — 17.1%
Alphabet, Inc. (Class C)(a)	3,991	$5,641,717
Automatic Data Processing, Inc.	2,400	357,336
Facebook, Inc. (Class A)(a)	20,900	4,745,763
Tencent Holdings Ltd. (ADR) (China)	16,650	1,065,600
		$11,810,416
E-COMMERCE DISCRETIONARY — 9.7%
Alibaba Group Holding Ltd. (ADR) (China)(a)	6,425	$1,385,873
Amazon.com, Inc.(a)	1,933	5,332,799
		$6,718,672
CONSUMER FINANCE — 9.1%
Mastercard, Inc. (Class A)	6,710	$1,984,147
PayPal Holdings, Inc.(a)	11,435	1,992,320
Visa, Inc. (A Shares)	11,900	2,298,723
		$6,275,190
INFRASTRUCTURE SOFTWARE — 8.5%
Akamai Technologies, Inc.(a)	850	$91,027
Microsoft Corporation	28,420	5,783,754
		$5,874,781
INFORMATION TECHNOLOGY SERVICES — 5.9%
Accenture plc (Class A) (Ireland)	7,750	$1,664,080
Autodesk, Inc.(a)	6,890	1,648,019
IHS Markit Ltd. (Britain)	2,450	184,975
MSCI, Inc.	495	165,241
QUALCOMM, Inc.	2,875	262,229
S&P Global, Inc.	550	181,214
		$4,105,758
APPLICATION SOFTWARE — 5.7%
Activision Blizzard, Inc.	6,900	$523,710
Adobe, Inc.(a)	3,750	1,632,412
Omnicell, Inc.(a)	2,650	187,143
Salesforce.com, Inc.(a)	8,550	1,601,672
		$3,944,937
COMMUNICATIONS EQUIPMENT — 5.3%
Apple, Inc.	10,105	$3,686,304

FPA U.S. VALUE FUND, INC.
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2020
(Unaudited)

COMMON STOCKS — Continued	Shares	Fair Value
APPAREL, FOOTWEAR & ACCESSORY DESIGN — 4.5%
Adidas AG (Germany)	5,095	$1,337,180
LVMH Moet Hennessy Louis Vuitton SE (France)	425	186,459
NIKE, Inc. (Class B)	15,880	1,557,034
		$3,080,673
HOME PRODUCTS STORES — 3.4%
Estee Lauder Cos., Inc. (The) (Class A)	925	$174,529
Home Depot, Inc. (The)	6,500	1,628,315
Lowe's Cos., Inc.	4,000	540,480
		$2,343,324
MANAGED CARE — 3.3%
Anthem, Inc.	2,580	$678,488
UnitedHealth Group, Inc.	5,400	1,592,730
		$2,271,218
ENTERTAINMENT CONTENT — 2.7%
Netflix, Inc.(a)	2,615	$1,189,930
Vivendi SA (ADR) (France)	6,750	173,644
Walt Disney Co. (The)	4,620	515,176
		$1,878,750
CABLE & SATELLITE — 2.4%
Charter Communications, Inc. (Class A)(a)	300	$153,012
Comcast Corp. (Class A)	38,450	1,498,781
		$1,651,793
MEDICAL DEVICES — 2.1%
Abbott Laboratories	4,850	$443,435
Medtronic plc (Ireland)	5,050	463,085
Stryker Corp.	3,225	581,113
		$1,487,633
LIFE SCIENCE EQUIPMENT — 1.8%
Danaher Corp.	2,200	$389,026
Thermo Fisher Scientific, Inc.	2,350	851,499
		$1,240,525
ENTERTAINMENT FACILITIES — 1.1%
Electronic Arts, Inc.(a)	1,750	$231,088
Madison Square Garden Co. (The) (Class A)(a)	3,545	520,725
		$751,813
MANAGED HEALTH CARE — 1.0%
Humana, Inc.	1,870	$725,092

FPA U.S. VALUE FUND, INC.
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2020
(Unaudited)

COMMON STOCKS — Continued	Shares	Fair Value
INSURANCE BROKERS — 1.0%
Aon plc (Class A) (Britain)	3,720	$716,472
HOUSEHOLD PRODUCTS — 1.0%
Constellation Brands, Inc. (Class A)	1,050	$183,698
L'Oreal SA (France)	550	176,541
Nestle SA (ADR) (Switzerland)	3,225	356,169
		$716,408
HEALTH CARE SERVICES — 1.0%
IQVIA Holdings, Inc.(a)	3,490	$495,161
Moody's Corp.	650	178,575
		$673,736
DIVERSIFIED BANKS — 0.9%
Bank of America Corp.	13,000	$308,750
JPMorgan Chase & Co.	3,280	308,517
		$617,267
SEMICONDUCTOR DEVICES — 0.8%
Intel Corp.	9,700	$580,351
RESTAURANTS — 0.8%
McDonald's Corporation	1,875	$345,881
Starbucks Corp.	3,000	220,770
		$566,651
AUTOMOTIVE RETAILERS — 0.7%
O'Reilly Automotive, Inc.(a)	1,190	$501,787
INTERNET BASED SERVICES — 0.6%
GoDaddy, Inc. (Class A)(a)	5,800	$425,314
COMMERCIAL & RESIDENTIAL BUILDING EQUIPMENT & SYSTEMS — 0.6%
Honeywell International, Inc.	2,780	$401,960
DEFENSE PRIMES — 0.6%
Lockheed Martin Corp.	720	$262,742
Northrop Grumman Corp.	425	130,662
		$393,404

FPA U.S. VALUE FUND, INC.
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2020
(Unaudited)

COMMON STOCKS — Continued	Shares	Fair Value
PRIVATE EQUITY — 0.5%
Blackstone Group, Inc. (The) (Class A)	3,000	$169,980
KKR & Co., Inc. (Class A)	6,365	196,551
		$366,531
SPECIALTY PHARMACEUTICALS — 0.5%
Zoetis, Inc.	2,480	$339,859
AIRCRAFT & PARTS — 0.5%
Airbus SE (France)(a)	4,400	$314,005
HEALTH CARE FACILITIES — 0.4%
HCA Holdings, Inc.	2,500	$242,650
MASS MERCHANTS — 0.3%
Dollar General Corp	925	$176,222
REAL ESTATE SERVICES — 0.2%
CBRE Group, Inc.(a)	3,815	$172,514
INDUSTRIALS — 0.2%
General Dynamics Corp.	1,100	$164,406
OTHER COMMON STOCKS — 5.0% (a)(b)		$3,448,431
TOTAL COMMON STOCKS — 99.2% (Cost $46,370,662)		$68,664,847
TOTAL INVESTMENT SECURITIES — 99.2% (Cost $46,370,662)		$68,664,847

FPA U.S. VALUE FUND, INC.
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2020
(Unaudited)

SHORT-TERM INVESTMENTS — 0.6%	Principal Amount	Fair Value
State Street Bank Repurchase Agreement — 0.00% 7/1/2020 (Dated 06/30/2020, repurchase price of $398,000, collateralized by $374,300 principal amount U.S. Treasury Notes — 2.63% 2023, fair value $406,043)(c)	$398,000	$398,000
TOTAL SHORT-TERM INVESTMENTS (Cost $398,000)		$398,000
TOTAL INVESTMENTS — 99.8% (Cost $46,768,662)		$69,062,847
Other Assets and Liabilities, net — 0.2%		136,405
NET ASSETS — 100.0%		$69,199,252

(a)  Non-income producing security.

(b)  As permitted by U.S. Securities and Exchange Commission regulations, "Other" Common Stocks include holdings in their first year of acquisition that have not previously been publicly disclosed.

(c)  Security pledged as collateral (See Note 7 of the Notes to Financial Statements).

See accompanying Notes to Financial Statements.

FPA U.S. VALUE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2020
(Unaudited)

ASSETS
Investment securities — at fair value (identified cost $46,370,662)	$68,664,847
Short-term investments — repurchase agreements	398,000
Cash	77
Receivable for:
Investment securities sold	320,575
Dividends and interest	100,201
Capital Stock sold	10,242
Prepaid expenses and other assets	783
Total assets	69,494,725
LIABILITIES
Payable for:
Investment securities purchased	47,618
Capital Stock repurchased	33,758
Advisory fees	32,563
Accrued expenses and other liabilities	181,534
Total liabilities	295,473
NET ASSETS	$69,199,252
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — par value $0.01 per share; authorized 25,000,000 shares; 5,845,348 outstanding shares	$58,453
Additional Paid-in Capital	46,691,025
Distributable earnings	22,449,774
NET ASSETS	$69,199,252
NET ASSET VALUE
Offering and redemption price per share	$11.84

See accompanying Notes to Financial Statements.

FPA U.S. VALUE FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2020
(Unaudited)

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $2,368)	$272,186
Interest	4,416
Total investment income	276,602
EXPENSES
Advisory fees	240,625
Director fees and expenses	51,762
Legal fees	46,606
Reports to shareholders	39,052
Transfer agent fees and expenses	29,859
Audit and tax services fees	19,808
Filing fees	16,740
Custodian fees	14,597
Administrative services fees	1,831
Other professional fees	1,658
Other	3,237
Total expenses	465,775
Reimbursement from Adviser	(58,332)
Net expenses	407,443
Net investment loss	(130,841)
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	736,370
Written options	(150,232)
Investments in foreign currency transactions	(35)
Net change in unrealized appreciation (depreciation) of:
Investments	1,114,056
Translation of foreign currency denominated amounts	62
Net realized and unrealized gain	1,700,221
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,569,380

See accompanying Notes to Financial Statements.

FPA U.S. VALUE FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment loss	$(130,841)	$(103,560)
Net realized gain	586,103	1,728,483
Net change in unrealized appreciation	1,114,118	18,183,585
Net increase in net assets resulting from operations	1,569,380	19,808,508
Distributions to shareholders	$(402,064)	$(1,431,952)
Capital Stock transactions:
Proceeds from Capital Stock sold	1,228,784	1,661,632
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	358,059	1,273,725
Cost of Capital Stock repurchased	(4,749,442)	(12,044,989)
Net decrease from Capital Stock transactions	(3,162,599)	(9,109,632)
Total change in net assets	(1,995,283)	9,266,924
NET ASSETS
Beginning of period	71,194,535	61,927,611
End of period	$69,199,252	$71,194,535
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold	112,121	154,906
Shares issued to shareholders upon reinvestment of dividends and distributions	30,813	112,056
Shares of Capital Stock repurchased	(423,696)	(1,142,704)
Change in Capital Stock outstanding	(280,762)	(875,742)

See accompanying Notes to Financial Statements.

FPA U.S. VALUE FUND, INC.
FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Period

	Six Months Ended June 30, 2020		Year Ended December 31,
	(Unaudited)		2019	2018	2017	2016	2015
Per share operating performance:
Net asset value at beginning of period	$11.62		$8.84	$9.91	$9.09	$9.36	$53.50
Income from investment operations:
Net investment income (loss)*	(0.02)		(0.02)	— **	0.01	0.04	(0.01)
Net realized and unrealized gain (loss) on investment securities	0.31		3.03	(0.95)	0.86	(0.23)	(4.38)
Total from investment operations	0.29		3.01	(0.95)	0.87	(0.19)	(4.39)
Less distributions:
Dividends from net investment income	—		(0.01)	(0.02)	(0.05)	—	—
Distributions from net realized capital gains	(0.07)		(0.22)	(0.10)	—	(0.08)	(39.75)
Total distributions	(0.07)		(0.23)	(0.12)	(0.05)	(0.08)	(39.75)
Redemption fees	—		—	—	— **	— **	— **
Net asset value at end of period	$11.84		$11.62	$8.84	$9.91	$9.09	$9.36
Total investment return***	2.50%		34.16%	(9.81)%	9.52%	(2.00)%	(3.68)%
Ratios/supplemental data:
Net assets, end of period (in $000's)	$69,199		$71,195	$61,928	$86,212	$112,932	$166,636
Ratio of expenses to average net assets:
Before reimbursement from Adviser	1.40	%†	1.43%	1.37%	1.22%	1.20%	0.97%
After reimbursement from Adviser	1.23	%†	1.22%	1.20%	1.13%	1.11%	0.97%
Ratio of net investment income to average net assets:
Before reimbursement from Adviser	(0.57	)%†	(0.36)%	(0.19)%	0.05%	0.32%	(0.03)%
After reimbursement from Adviser	(0.39	)%†	(0.15)%	(0.02)%	0.14%	0.40%	(0.03)%
Portfolio turnover rate	109	%†	25%	79%	137%	115%	109%

*  Per share amount is based on average shares outstanding.

**  Rounds to less than $0.01 per share.

***  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

†  Annualized.

See accompanying Notes to Financial Statements.

FPA U.S. VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS

June 30, 2020
(Unaudited)

NOTE 1 — Significant Accounting Policies

FPA U.S. Value Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, open-end, management investment company. The Fund's primary investment objective is long-term growth of capital. Current income is a secondary consideration. The Fund qualifies as an investment company pursuant to Financial Accounting Standard Board (FASB) Accounting Standards Codification (ASC) No. 946, Financial Services — Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America, ("U.S. GAAP"). The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Disclosure of Fair Value Measurements.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency fair value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the statement of operations.

C.  Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

D.  Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2018-13, Fair Value Measurement (Topic 820) — Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. The amendments eliminate certain disclosure requirements for fair value measurements for all entities, requires public entities to disclose certain new information and modifies some disclosure requirements. The new guidance is effective for all entities for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. An entity is permitted to early adopt either the entire standard or only the provisions that eliminate or modify requirements. The Adviser is currently evaluating the impact of this new guidance on the Fund's financial statements.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

FPA U.S. VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

Common Stocks and Other Securities: The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including; those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. In addition, the Adviser's emphasis on a value-oriented investment approach generally results in the Fund's portfolio being invested primarily in medium or smaller sized companies. Smaller companies may be subject to a greater degree of change in earnings and business prospects than larger, more established companies, and smaller companies are often more reliant on key products or personnel than larger companies. The Fund's foreign investments are subject to additional risks such as, foreign markets could go down or prices of the Fund's foreign investments could go down because of unfavorable changes in foreign currency exchange rates, foreign government actions, social, economic or political instability or other factors that can adversely affect investments in foreign countries. These factors can also make foreign securities less liquid, more volatile and harder to value than U.S. securities. In light of these characteristics of smaller companies and their securities, the Fund may be subjected to greater risk than that assumed when investing in the equity securities of larger companies.

Repurchase Agreements: Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its fair value equals or exceeds the current fair value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement ("MRA"). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty's bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a fair value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund's obligation under bankruptcy law to return the excess to the counterparty. Repurchase agreements outstanding at the end of the period are listed in the Fund's Portfolio of Investments.

Many countries have experienced outbreaks of infectious illnesses in recent decades, including swine flu, avian influenza, SARS and, more recently, COVID-19. The global outbreak of COVID-19 in early 2020 has resulted in various disruptions, including travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, financial markets and the economies of certain nations and individual issuers, any of which may negatively impact the Fund and its holdings. Similar consequences could arise as a result of the spread of other infectious diseases.

FPA U.S. VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE 3 — Purchases and Sales of Investment Securities

Cost of purchases of investment securities (excluding short-term investments) aggregated $35,760,288 for the period ended June 30, 2020. The proceeds and cost of securities sold resulting in net realized gains of $736,370 aggregated $37,847,484 and $37,111,114, respectively, for the period ended June 30, 2020. Realized gains or losses are based on the specific identification method.

NOTE 4 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code (the "Code") and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

The cost of investment securities held at June 30, 2020 was $47,145,526 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investment at June 30, 2020, for federal income tax purposes was $21,705,124 and $185,803, respectively resulting in net unrealized appreciation of $21,519,321. As of and during the period ended June 30, 2020, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The statute of limitations remains open for the last 3 years, once a return is filed. No examinations are in progress at this time.

NOTE 5 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement (the "Agreement"), advisory fees were paid by the Fund to First Pacific Advisors, LP (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of brokerage and research services, legal expenses related to portfolio securities, and extraordinary expenses such as litigation) in excess of 1.5% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

For the period ended June 30, 2020, the Fund paid aggregate fees and expenses of $51,762 to all Directors who are not affiliated persons of the Adviser.

NOTE 6 — Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities principally are traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter ("OTC") market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. Short-term corporate notes with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by the authority of the Fund's

FPA U.S. VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs as noted above including spreads, cash flows, financial performance, prepayments, defaults, collateral, credit enhancements, and interest rate volatility. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of June 30, 2020:

Investments	Level 1	Level 2	Level 3	Total
Common Stocks
Internet Media	$11,810,416	—	—	$11,810,416
E-Commerce Discretionary	6,718,672	—	—	6,718,672
Consumer Finance	6,275,190	—	—	6,275,190
Infrastructure Software	5,874,781	—	—	5,874,781
Information Technology Services	4,105,758	—	—	4,105,758
Application Software	3,944,937	—	—	3,944,937
Communications Equipment	3,686,304	—	—	3,686,304
Apparel, Footwear & Accessory Design	3,080,673	—	—	3,080,673
Home Products Stores	2,343,324	—	—	2,343,324
Managed Care	2,271,218	—	—	2,271,218
Entertainment Content	1,878,750	—	—	1,878,750
Cable & Satellite	1,651,793	—	—	1,651,793
Medical Devices	1,487,633	—	—	1,487,633
Life Science Equipment	1,240,525	—	—	1,240,525
Entertainment Facilities	751,813	—	—	751,813
Managed Health Care	725,092	—	—	725,092
Insurance Brokers	716,472	—	—	716,472
Household Products	716,408	—	—	716,408
Health Care Services	673,736	—	—	673,736
Diversified Banks	617,267	—	—	617,267
Semiconductor Devices	580,351	—	—	580,351

FPA U.S. VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

Investments	Level 1	Level 2	Level 3	Total
Restaurants	$566,651	—	—	$566,651
Automotive Retailers	501,787	—	—	501,787
Internet Based Services	425,314	—	—	425,314
Commercial & Residential Building Equipment & Systems	401,960	—	—	401,960
Defense Primes	393,404	—	—	393,404
Private Equity	366,531	—	—	366,531
Specialty Pharmaceuticals	339,859	—	—	339,859
Aircraft & Parts	314,005	—	—	314,005
Health Care Facilities	242,650	—	—	242,650
Mass Merchants	176,222	—	—	176,222
Real Estate Services	172,514	—	—	172,514
Industrials	164,406	—	—	164,406
Other Common Stocks	3,448,431	—	—	3,448,431
Short-Term Investment	—	$398,000	—	398,000
	$68,664,847	$398,000	—	$69,062,847

Transfers of investments between different levels of the fair value hierarchy are recorded at fair value as of the end of the reporting period. There were no transfers between Levels 1, 2 or 3 during the period ended June 30, 2020.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current fair value.

FPA U.S. VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

During the period ended June 30, 2020, the Fund had entered into the following derivatives:

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain on written options/Net change in unrealized appreciation (depreciation) on written options	$(150,232)	$—
Total		$(150,232)	$—

The Fund did not hold derivatives as of June 30, 2020.

NOTE 7 — Collateral Requirements

FASB Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Fund discloses both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Fund discloses collateral received and posted in connection with master netting agreements or similar arrangements. Under this guidance the Fund discloses both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Fund discloses collateral received and posted in connection with master netting agreements or similar arrangements.

The following table presents the Fund's OTC derivative assets, liabilities and master repurchase agreements by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of June 30, 2020:

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Product	Gross Assets (Liabilities) in the Statement of Assets and Liabilities	Cash Collateral (Received) Pledged		Assets (Liabilities) Available for Offset	Net Amount of Asset and (Liabilities)*
State Street Bank and Trust Company:	Repurchase Agreement	$398,000	$(398,000	)**	—	—

*  Represents the net amount receivable (payable) from the counterparty in the event of default.

**  Collateral with a value of $406,043 has been received in connection with a master repurchase agreement. Excess of collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

FPA U.S. VALUE FUND, INC.
SHAREHOLDER EXPENSE EXAMPLE

June 30, 2020 (Unaudited)

Fund Expenses

Mutual fund shareholders generally incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the  period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Even though the Fund does not charge transaction fees, if you purchase shares through a broker, the broker may charge you a fee. You should evaluate other mutual funds' transaction fees and any applicable broker fees to assess the total cost of ownership for comparison purposes.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value December 31, 2019	$1,000.00	$1,000.00
Ending Account Value June 30, 2020	$1,025.00	$1,018.75
Expenses Paid During Period*	$6.19	$6.17

*  Expenses are equal to the Fund's annualized expense ratio of 1.23%, multiplied by the average account value over the period and prorated for the six-months ended June 30, 2020 (182/366 days).

FPA U.S. VALUE FUND, INC.
DIRECTOR AND OFFICER INFORMATION

(Unaudited)

Sandra Brown, Mark L. Lipson, Alfred E. Osborne, Jr., A. Robert Pisano, and Patrick B. Purcell are all Directors of the Fund who are not "interested persons" of the Fund, as that term is defined in the 1940 Act (collectively, the "Independent Directors"). Directors serve until their resignation, removal or retirement. The Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request by calling (800) 982-4372.

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Year First Elected as Director of the Fund	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Director	Other Directorships Held by Director During the Past Five Years
Independent Directors
Sandra Brown, 1955	Director	2016	Consultant (since 2009). Formerly, CEO and President of Transamerica Financial Advisers, Inc. (1999-2009); President, Transamerica Securities Sales Corp. (1998-2009); Vice President, Bank of America Mutual Fund Administration (1990-1998). Director/Trustee of FPA Capital, Inc., FPA Funds Trust, FPA New Income, Inc., FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc. and Source Capital, Inc. (since October 2016).	8	None
Mark L. Lipson, 1949	Director & Chairman	2015	Registered Investment Adviser, ML2 Advisors, LLC (since 2014). Formerly Managing Director, Bessemer Trust (2007-2014) and US Trust (2003-2006); Chairman and CEO of the Northstar Mutual Funds (1993-2001); and President and CEO of the National Mutual Funds (1988-1993). Director/Trustee of FPA Capital, Inc., FPA Funds Trust, FPA New Income, Inc., FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc. and Source Capital, Inc. (since October 2015).	8	None
Alfred E. Osborne, Jr., 1944	Director	2013	Senior Associate Dean (July 2003-Present), Interim Dean (July 2018-June 2019), Professor and Faculty Director (since July 2003), Price Center for Entrepreneurship and Innovation at the John E. Anderson School of Management at UCLA. Dr. Osborne has been at UCLA since 1972. Director/Trustee of FPA Capital Fund, Inc. and FPA New Income, Inc. (since 1999), of FPA Funds Trust (since 2002), of FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc. and Source Capital, Inc. (since 2013).	8	Kaiser Aluminum, Wedbush Capital

FPA U.S. VALUE FUND, INC.
DIRECTOR AND OFFICER INFORMATION (Continued)

(Unaudited)

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Year First Elected as Director of the Fund	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Director	Other Directorships Held by Director During the Past Five Years
A. Robert Pisano, 1943	Director	2012	Consultant (since 2012). Formerly, President and Chief Operating Officer of The Motion Picture Association of America, Inc. (October 2005-2011). Formerly, National Executive Director and Chief Executive Officer of The Screen Actors Guild (2001-2005). Director/Trustee of FPA Paramount Fund, Inc. and FPA U.S. Value Fund, Inc. (since 2012), and of FPA Capital, Inc., FPA Funds Trust, FPA New Income, Inc. and Source Capital, Inc. (since 2013).	8	Resources Global Professionals
Patrick B. Purcell, 1943	Director	2012	Retired (since 2000). Formerly, Consultant to Paramount Pictures 1998-2000; Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures (1983-1998). Director/Trustee of FPA Capital, Inc., FPA Funds Trust and FPA New Income, Inc. (since 2006), of Source Capital, Inc. (since 2010), of FPA U.S. Value Fund, Inc. and FPA Paramount Fund, Inc. (since 2012).	8	None
"Interested" Director(2)
J. Richard Atwood, 1960	Director	2016	Director and President of FPA GP, Inc., the General Partner of the Adviser (since October 2018). Director/Trustee of each FPA Fund (since 2016). President of each FPA Fund (since 2015). Formerly, Managing Partner of FPA (2006-2018). Formerly, until 2015, Treasurer of each FPA Fund for more than the past five years.	8	None

(1)  The address of each Director is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025.

(2)  "Interested person" within the meaning of the 1940 Act by virtue of their affiliation with the Fund's Adviser.

FPA U.S. VALUE FUND, INC.
DIRECTOR AND OFFICER INFORMATION (Continued)

(Unaudited)

Officers of the Fund. Officers of the Fund are elected annually by the Board.

Name, Address(1) and Year of Birth	Position with Fund	Year First Elected as Officer of the Fund	Principal Occupation(s) During the Past Five Years
Gregory Nathan, 1980	Vice President and Portfolio Manager	2015	Managing Director of FPA (since May 2015); Vice President of FPA (January 2007- April 2015).
J. Richard Atwood, 1960	President	1997

Director and President of FPA GP, Inc., the General Partner of FPA (since October 2018). Director/Trustee of each FPA Fund (since May 2016). President of each FPA Fund (since February 2015). Formerly, Managing Partner of FPA (2006-2018). Formerly, until February 2015, Treasurer of each FPA Fund for more than the past five years.

Karen E. Richards, 1969	Chief Compliance Officer	2019

Chief Compliance Officer of FPA (since August 2018). Formerly, Deputy Chief Compliance Officer of First Republic Investment Management, LLC (from February 2016 to March 2018), and Vice President, Senior Compliance Officer of Pacific Investment Management Company (from June 2010 to January 2016).

E. Lake Setzler III, 1967	Treasurer	2006

Senior Vice President (since January 2013) and Controller of FPA; and Treasurer of each FPA Fund (since February 2015). Formerly, until February 2015, Assistant Treasurer of each FPA Fund (February 2006 to February 2015).

Rebecca D. Gilding, 1979	Secretary	2019

Vice President and Counsel, State Street Bank and Trust Company (since April 2016). Formerly, Assistant Vice President and Associate Counsel, Brown Brothers Harriman & Co. (September 2013 to April 2016).

(1)  The address for each Officer (except Ms. Gilding) is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025. Ms. Gilding's address is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111.

FPA U.S. VALUE FUND, INC.

(Unaudited)

INVESTMENT ADVISER

First Pacific Advisors, LP
11601 Wilshire Boulevard, Suite 1200
Los Angeles, CA 90025

TRANSFER & SHAREHOLDER SERVICE AGENT

UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175

or

235 West Galena Street
Milwaukee, WI 53212-3948
(800) 638-3060

CUSTODIAN AND ADMINISTRATOR

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

TICKER SYMBOL: FPPFX
CUSIP: 302548102

DISTRIBUTOR

UMB Distribution Services, LLC
235 West Galena Street
Milwaukee, Wisconsin 53212-3948

LEGAL COUNSEL

Dechert LLP
One Bush Street, Suite 1600
San Francisco, California 94104

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
725 South Figueroa Street
Los Angeles, California 90017

This report has been prepared for the information of shareholders of FPA U.S. VALUE FUND, INC., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. The financial information included in this report has been taken from the records of the Fund without examination by independent auditors.

A description of the policies and procedures that the Adviser uses to vote proxies related to the Fund's portfolio securities is set forth in the Fund's Statement of Additional Information which is available without charge, upon request, on the Fund's website at www.fpa.com or by calling (800) 982-4372 and on the Securities and Exchange Commission's website at www.sec.gov.

The Fund's complete proxy voting record for the 12 months ended June 30, 2020 is available without charge, upon request by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-PORT with the SEC, is available on the SEC's website at www.sec.gov.

Additional information about the Fund is available online at www.fpa.com. This information includes, among other things, holdings, top sectors, and performance, and is updated on or about the 15th business day after the end of each quarter.

Item 2. Code of Ethics.

Not applicable to this semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable to this semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable to this semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this semi-annual report.

Item 6. Investments.

(a)	Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FPA U.S. VALUE FUND, INC.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:	September 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:	September 4, 2020

By:	/s/ E. Lake Setzler III
E. Lake Setzler III
Treasurer (principal financial officer)

Date:	September 4, 2020